SPDR® INDEX SHARES FUNDS

Supplement dated June 29, 2015

to the

Statement of Additional Information dated January 31, 2015, as supplemented

SPDR® MSCI ACWI ex-US ETF

SPDR® S&P® Emerging Markets ETF

The following supplements the non-fundamental investment restrictions starting on page 26 of the Statement of Additional Information:

In addition, with respect to SPDR MSCI ACWI ex-US ETF and SPDR S&P Emerging Markets ETF, each Fund will limit its investments in non–governmental money market funds and securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper), in the aggregate, to 5% or less of the Fund’s total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CWISUPSA1